UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

Eucrates Biomedical Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39650	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 West 55th Street, Suite 13D
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 710-5220

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, no par value, and one-third of one Warrant	EUCRU	Nasdaq Capital Market
Ordinary shares, no par value	EUCR	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	EUCRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 27, 2020, Eucrates Biomedical Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, no par value per share (the “Ordinary Shares”) and one-third of one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. The Company has granted Stifel, Nicolaus & Company, Incorporated and H.C. Wainwright & Co., LLC, the underwriters of the IPO, (the “Representatives”) a 45 day option to purchase up to 1,500,000 additional Units to cover over-allotments, if any.

Substantially concurrent with the closing of the IPO, pursuant to the Unit Subscription Agreement, dated October 23, 2020, by and between the Company and Eucrates LLC (the “Sponsor”), the Company completed the private sale of an aggregate of 350,000 units (the “Private Placement Units”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,500,000. The Private Placement Units are identical to the Units sold in the IPO, except that the warrants that are part of the Private Placement Units are, so long as the Sponsor or its permitted transferees hold such warrants, subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and: (1) will not be redeemable by the Company (except as described in the Company’s prospectus); and (2) may be exercised by the holders on a cashless basis. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A total of $100,000,000, comprised of the proceeds from the IPO, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earlier of: (1) the completion of the Company’s initial business combination within the required time period; (2) the Company’s redemption of 100% of the outstanding public shares if the Company has not completed an initial business combination in the required time period; and (3) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within the required time period or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-249333):

●	Amended and Restated Memorandum and Articles of Association of the Company.

●	An Underwriting Agreement, dated October 23, 2020, by and between the Company and the Representatives.

●	A Warrant Agreement, dated October 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated October 23, 2020, by and among the Company, its officers, its directors and the Sponsor.

●	An Investment Management Trust Agreement, dated October 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated October 23, 2020, by and among the Company, the Sponsor, the Representatives and the holders party thereto.

●	A Unit Subscription Agreement, dated October 23, 2020, between the Company and the Sponsor.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Dr. Stelios Papadopoulos.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Parag Saxena.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Dr. Evangelos Vergetis.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Gonzalo Cordova.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Shrikant Sathe.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Atanuu Agarrwal.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Daphne Karydas.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and William Campbell.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Nina Shapiro.

●	An Indemnity Agreement, dated October 23, 2020, between the Company and Amitabh (Amit) Singhal

On October 23, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 27, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 23, 2020, by and between the Company and the Representatives.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, dated October 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration Rights Agreement, dated October 23, 2020, by and among the Company, the Sponsor, the Representatives and the holders party thereto.
10.3	Letter Agreement, dated October 23, 2020, by and among the Company, its officers, its directors and the Sponsor.
10.4	Unit Subscription Agreement, dated October 23, 2020, between the Company and the Sponsor.
10.5	Indemnity Agreement, dated October 23, 2020, between the Company and Stelios Papadopoulos.
10.6	Indemnity Agreement, dated October 23, 2020, between the Company and Parag Saxena.

10.7	Indemnity Agreement, dated October 23, 2020, between the Company and Evangelos Vergetis.
10.8	Indemnity Agreement, dated October 23, 2020, between the Company and Gonzalo Cordova.
10.9	Indemnity Agreement, dated October 23, 2020, between the Company and Shrikant Sathe.
10.10	Indemnity Agreement, dated October 23, 2020, between the Company and Atanuu Agarrwal.
10.11	Indemnity Agreement, dated October 23, 2020, between the Company and Daphne Karydas.
10.12	Indemnity Agreement, dated October 23, 2020, between the Company and William Campbell.
10.13	Indemnity Agreement, dated October 23, 2020, between the Company and Nina Shapiro.
10.14	Indemnity Agreement, dated October 23, 2020, between the Company and Amitabh Singhal.
99.1	Press Release, dated October 23, 2020.
99.2	Press Release, dated October 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eucrates Biomedical Acquisition Corp.

Date: October 28, 2020	By:	/s/ Parag Saxena
		Name:	Parag Saxena
		Title:	Chief Executive Officer